UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2009

SUBURBAN PROPANE PARTNERS, L.P.
 (Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West Whippany, New Jersey	07981
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 887-5300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On April 24, 2009, Suburban Propane Partners, L.P. (the “Partnership”) issued a press release (the “Press Release”) announcing that the record date and meeting date for its 2009 Tri-Annual Meeting of the Partnership’s Common Unitholders will be May 26, 2009 and July 22, 2009, respectively. A copy of the Press Release has been furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated April 24, 2009, announcing the record date and meeting date for the 2009 Tri-Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 24, 2009	SUBURBAN PROPANE PARTNERS, L.P.
By: /s/ MICHAEL A. STIVALA

Name: Michael A. Stivala Title: Chief Financial Officer and Chief Accounting Officer

EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release of Suburban Propane Partners, L.P. dated April 24, 2009, announcing the record date and meeting date for the 2009 Tri-Annual Meeting.